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                                                              Exhibit 99

                      MONTHLY SERVICERS CERTIFICATE
                      	SERVICER:  NATIONSBANK, N.A.
                     	NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995
(as amended and supplemented, the "Pooling and Servicing Agreement") between
NationsBank, N.A., NationsBank of Georgia,N.A.
NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers");
NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the
Servicer is required to prepare certain information each	month regarding
distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.


	Collection Period                                                  				Oct-96
	Determination Date                                                				11/7/96
	Deposit Date			                                                     	11/14/96
	Distribution Date		                                                		11/15/96

	Pool Balance on the close of the last day of the preceding
                      Collection Period			                     	658,262,835.84
	Less:	Principal Collections	                                  		33,329,569.10
     		Purchase Amount allocable to Principal                          			0.00
    		 Realized Losses 			                                          949,448.33
                                                             -----------------
 Pool Balance on the close of the last day of the
              Collection Period 		                  		          623,983,818.41

	Original Pool Balance		                                    		1,066,816,806.33
	Pool Factor                                                     				58.49025%

	Class A Certificate Balance
 		Beginning Class A Certificate Balance	                     		638,514,950.76
 		Class A Principal Distribution to Class A Distribution
                      Account                                    33,250,646.91
                                                             -----------------
 		Ending Class A Certificate Balance		                        	605,264,303.85
	Original Class A Certificate Balance			                     	1,034,812,302.14
 Class A Pool Factor 				                                            58.49025%

	Class B Certificate Balance
		Beginning Class B Certificate Balance                       			19,747,885.08
		Class B Principal Distribution to Class B Distribution Account		1,028,370.52
                                                                --------------
		Ending Class B Certificate Balance	                          		18,719,514.56
	Original Class B Certificate Balance	                        			32,004,504.19
	 Class B Pool Factor                             	               			58.49025%

	Class A Pass-Through Rate		                                         		5.8500%
	Class B Pass-Through Rate                                         				6.0000%

	Class A Percentage		                                               		97.0000%
	Class B Percentage                                                				3.0000%

	Available Interest
		Collections and Liquidation Proceeds allocable to interest		   	5,870,364.50
		Recoveries			                                                      53,586.73
		Purchase Amount allocable to Interest			                                0.00
                                                               ---------------
			Total Interest Collections                                   		5,923,951.23

		Advances for the related Distribution Date	                     		852,861.93
		Less:  Outstanding Advances to be reimbursed                   			984,407.78
                                                                --------------
			Total Available Interest		                                     5,792,405.38

	Available Principal
		Collections and Liquidation Proceeds allocable to Principal		 	33,329,569.10
		Purchase Amount allocable to Principal	                               		0.00
                                                               ----------------
			Total Available Principal		                                   33,329,569.10

	Deposit to Certificate Account
		Available Interest			                                           5,792,405.38
		Available Principal                                         			33,329,569.10
		Withdrawal from Reserve Account			                                      0.00
		Less:  Basic Servicing Fee to be withheld from Collections			     548,552.36
                                                                --------------
  			Net Deposit to Certificate Account		                        38,573,422.12

	Class A Interest Distribution
 		Class A Monthly Interest		                                    	3,112,760.38
 		Class A Interest Carryover Shortfall	                                		0.00
                                                                --------------
  			Total                                                      		3,112,760.38

	Class B Interest Distribution
		Class B Monthly Interest		                                        	98,739.43
		Class B Interest Carryover Shortfall			                                 0.00
                                                             ------------------
 			Total	                                                          	98,739.43

	Class A Principal Distribution
		Class A Monthly Principal	                                   		33,250,646.91
		Class A Principal Carryover Shortfall from the preceding
            Distribution Date                                             0.00
                                                              ----------------
 			Total	                                                      	33,250,646.91

	Class B Principal Distribution
		Class B Monthly Principal		                                    	1,028,370.52
		Class B Principal Carryover Shortfall from the preceding
               Distribution Date                                          0.00
                                                                ---------------
	   		Total	                                                     	1,028,370.52

	Basic Servicing Fee (inc. unpaid amount from prior periods)			    	548,552.36

	Distributions to the extent of Available Interest and
 Available Reserve Amount	(and Class B Percentage of
 Available Principal with respect to Class A Interest Distribution)

		Unpaid Basic Servicing Fee to Servicer                         			548,552.36
		Class A Interest Distribution to Class A Distribution Account			3,112,760.38
		Class B Interest Distribution to Class B Distribution Account		   	98,739.43

	Distributions of Available Principal, Remaining Available Interest
	and Remaining Available Reserve Amount	Class A Principal
 Distribution to Class A Distribution Account		                 	33,250,646.91
		Class B Principal Distribution to Class B Distribution Account		1,028,370.52
		To Reserve Account up to Specified Reserve Account Balance		   	1,082,904.88
		Any Remaining Amounts to Sellers		                                     	0.00

	Specified Reserve Account Balance
		Greater of:
		(a) Reserve percentage applicable	                                   		5.00%
		      Pool Balance on last day of Collection Period times reserve
                     percentage applicable			                    31,199,190.92

		(b) Lesser of: Deposit from Available Interest and Available Principal
			(i)  floor amount stated or		                                 13,335,210.08
			(ii) Pool Balance on last day of Collection Period
			      plus interest through Scheduled Distribution Date		    863,735,616.56
		Specified Reserve Account Balance			                           31,199,190.92

	Reserve Account
		Beginning Balance		                                           	26,330,513.43
		Deposit from Available Interest and Available Principal		      	1,082,904.88
		Investment Earnings		                                            	109,270.37
		Less:  Withdrawal from Reserve Account and deposit to Certificate
                           Account to cover:
  			Accrued and unpaid Basic Servicing Fees	                            	0.00
  			Amounts to be distributed to Certificateholders'		                   0.00

Reimb. to Servicer for Outstanding Advances associated with
                 Defaulted Accounts
Defaulted Accounts	                                                 	53,568.07
		Less: Withdrawal by Sellers of Excess of Reserve Account
        Balance Over Specified Reserve Account Balance			                 0.00
		Less:  Withdrawal of Investment Earnings by Servicer		           	109,270.37
                                                                  ------------
		Ending Balance	                                              		27,359,850.24

	Available Reserve Account Balance				                           26,330,513.43
	Realized Losses	                                                			949,448.33
	Net Loss Ratio (annualized)
		For the current Collection Period		                                   	1.68%
		For the preceding Collection Period	                                 		1.59%
		For the second preceding Collection Period			                          1.45%
	Average Net Loss Ratio (Specified Reserve Account Balance
            increases if greater than 1.50%)			                         	1.57%

	Delinquency Analysis
		Number of Loans
			   30 to 59 days past due 		                                          1,479
			   60 to 89 days past due                                             		269
			   90 or more days past due 	                                          	285
                                                                     ---------
			Total	                                                               	2,033

		Principal Balance
			   30 to 59 days past due                                   		14,857,540.72
			   60 to 89 days past due                                    		2,869,262.29
			   90 or more days past due 	                                 	3,064,450.37
                                                           -------------------
			Total	                                                       	20,791,253.38

	Delinquency Ratio
		For the current Collection Period	                                   		0.95%
		For the preceding Collection Period		                                 	0.91%
		For the second preceding Collection Period                          			0.84%
	Average Delinquency Ratio (Specified Reserve Account Balance
                  increases if greater than 1.25%)				                   0.90%

	Collateral Repossessed and Held by the Trust
		Number		                                                                	208
		Principal Balance		                                            	2,197,353.84

	Weighted Average Computations
		Weighted Average Coupon		                                         	10.50790%
		Weighted Average Original Term                                      			59.46
		Weighted Average Remaining Term                                     			37.81
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